UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06403

Morgan Stanley Emerging Markets Fund, Inc.
(Exact name of registrant as specified in charter)

1221 Avenue of the Americas 22nd Floor New York, NY			10020
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 1221 Avenue of the Americas, 33rd Floor New York, New York 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-221-6726

Date of fiscal year end:	12/31

Date of reporting period:	6/30/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2005 Semi-Annual Report June 30, 2005

Morgan Stanley Emerging Markets Fund, Inc.

Morgan Stanley

Investment Management Inc.

Investment Adviser

Morgan Stanley Emerging Markets Fund, Inc.

Directors
Charles A. Fiumefreddo
Michael Bozic
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael Nugent
Fergus Reid

Officers
Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President

Ronald E. Robison
Executive Vice President
and Principal Executive
Officer

Joseph J. McAlinden
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President

James W. Garrett
Treasurer and Chief
Financial Officer

Carsten Otto
Chief Compliance Officer

Michael J. Leary
Assistant Treasurer

Mary E. Mullin
Secretary

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, New York 10020

Custodian

JPMorgan Chase Bank

270 Park Avenue

New York, New York 10017

Stockholder Servicing Agent

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10030

1 (800) 278-4353

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800)221-6726 or visit our website at www.morganstanley.com/im.

© 2005 Morgan Stanley

Morgan Stanley Emerging Markets Fund, Inc.

Letter to Stockholders	Overview

Performance

For the six months ended June 30, 2005, the Morgan Stanley Emerging Markets Fund, Inc. (the “Fund”) had a total return, based on net asset value per share of 5.49%, net of fees, compared to 6.00% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Net Index (the “Index”). On June 30, 2005, the closing price of the Fund’s shares on the New York Stock Exchange was $18.15, representing a 11.7% discount to the Fund’s net asset value per share.

Factors Affecting Performance

•                  During the period, our decision to overweight Egypt (+105.2% Index return) and Mexico (+10.1%) led relative performance as each market outperformed. Taiwan (+2.1%) was the next largest country contributor as both stock and country decisions were positive contributors. Stock selection in Turkey (domestic sectors) and South Korea (technology) was also constructive.

•                  The Fund’s overweight stance and stock selection in South Africa (-7.4%) detracted from returns, hampering relative gains. Stock selection in Russia (+11.8%) was the next largest detractor although the impact was partially offset by a positive country allocation score.

•                  Emerging Markets continued to outpace developed markets as robust global economic growth and rising commodity prices bolstered these markets. Investors also seemed to be enticed by the asset class’ attractive relative valuations, strong corporate earnings and solid economic fundamentals consisting of positive current account balances, stronger currencies against the dollar and stabilized inflation. The period in review, however, did not end without some renewed volatility. After reaching new heights at the start of the year, the Emerging Markets along with other global markets, sold off in March as global risk aversion spiked due to concerns of slowing global growth and rising inflation and interest rates in the U.S.

•                  While the parallels to the Emerging Markets April 2004 sell-off are striking, this year’s correction differed from last year’s. This year’s sell-off was much more orderly compared to last year’s experience with market weakness avoiding last year’s magnitude. Markets were down an average of 10% during this year’s correction compared to 20% last year. Nevertheless, similarities were present. After reaching lows in each correction the asset class rebounded strongly as global markets stabilized. We attribute there silience of Emerging Markets in each period to the fact that economies have become more resilient to external shocks. This has been due to the adoption of better macro-economic fundamentals, stronger fiscal performance and de-leveraging of corporate balance sheets.

Management Strategies

•                  The Fund continues to integrate a top-down country allocation and bottom-up stock selection with a growth bias utilizing a rigorous and fundamental research approach that considers dynamics, valuation and investor sentiment.

•                  We continued to trim exposure to cyclical plays such as energy and resource-oriented stocks while increasing exposure to consumer oriented companies, particularly in names that we believe are likely to benefit from positive domestic demand trends. We expect domestic oriented sectors to continue to outperform, particularly as global growth decelerates and exports slow.

•                  On a country level, we have reduced exposure to Brazil in particular to early cyclical stocks given the moderating Brazilian growth and a softening global cycle. We increased the Fund’s position in the Mexican consumer sector given positive domestic demand trends in the country and attractive valuations. We trimmed the Fund’s overweight position in Egypt, particularly in stocks that have recently outperformed and now trade ahead of medium-term fundamentals. Finally, we have invested proceeds in Poland and South Korea, focusing on companies with attractive valuations and strong and sustainable earnings growth.

•                  Emerging Markets, despite anxiety over slowing global growth and rising inflation, have shown remarkable resilience over the last quarter. The behavior of Emerging Markets during the most recent turmoil in global markets has been very telling, in our view of the maturity of the asset class, namely its declining volatility and improved economic and company fundamentals. We continue to expect the asset class to outperform, though at a much more measured pace than the last few years. Longer-term, our outlook continues to remain positive as economic fundamentals (robust economic growth and solid fiscal and current account positions) and valuations (forward P/E ratio of 10 times and a return on equity second to none) remain supportive of the asset class. We believe the asset class will continue its outperformance of Europe, Australasia and the Far East and the S&P 500 over the next 5 years.

Sincerely,

Ronald E. Robison

Executive Vice President—

Principal Executive Officer	July 2005

Morgan Stanley Emerging Markets Fund, Inc.

Investment Advisory Agreement Approval	June 30, 2005 (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the Advisory and Administration Agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Fund’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”), and noted that the Fund’s performance was lower than its performance peer group average for the one-year period but better for the three- and five-year periods. The Board concluded that the Fund’s overall performance was satisfactory.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Fund under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Fund. The Board noted that: (i) the Fund’s management fee rate was higher than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report for the Fund; but (ii) the Fund’s total expense ratio was lower than the average total expense ratio of the funds included in the Fund’s expense peer group. The Board concluded that the management fee rate was competitive in light of the fact that the Adviser managed the Fund so that the total expense ratio of the Fund was less than the total expense ratio of the funds in the expense peer group average.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Fund is closed-end and is not a growth fund and, therefore, that the Fund’s assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for this Fund were not a factor that needed to be considered.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Fund and the Morgan Stanley Fund Complex and reviewed with the Controller of

Morgan Stanley Emerging Markets Fund, Inc.

Investment Advisory Agreement Approval (cont’d)	June 30, 2005 (unaudited)

the Adviser the cost allocation methodology used to determine the Adviser’s profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and its affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as “float” benefits derived from handling of checks for purchases and sales of Fund shares through a broker-dealer affiliate of the Adviser and “soft dollar” benefits (discussed in the next section). The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Fund through an electronic trading system network (“ECN”). The Board considered the float benefits and the above-referenced ECN-related revenue and concluded that they were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through “soft dollar” arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund. The Adviser informed the Board that it does not use Fund commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Fund and its stockholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Emerging Markets Fund, Inc.

Portfolio of Investments	June 30, 2005 (unaudited)

	Shares	Value (000)
COMMON STOCKS (95.9%) (Unless Otherwise Noted)
Austria (0.4%)
Commercial Banks
Raiffeisen International Bank Holding AG	(a)23,987	$1,526
Brazil (11.2%)
Aerospace & Defense
Empresa Brasileira de Aeronautica SA ADR	96,120	3,179
Commercial Banks
Banco Itau Holding Financeira SA (Preference)	11,392	2,119
Banco Itau Holding Financeira SA ADR	41,040	3,796
Banco Nacional SA (Preferred)	(a)61,598,720	@—
Unibanco - Uniao de Bancos Brasileiros SA	51,431	397
Unibanco - Uniao de Bancos Brasileiros SA GDR	63,050	2,435
		8,747
Diversified Telecommunication Services
Embratel Participacoes SA (Preference)	(a)660,500,000	1,392
Tele Norte Leste Participacoes SA	34,000	780
		2,172
Electric Utilities
CEMIG SA (Preference)	6,607,608	210
CEMIG SA ADR (Preference)	50,400	1,606
CPFL Energia SA	116,010	914
CPFL Energia SA ADR	10,810	256
		2,986
Metals & Mining
CVRD ADR	274,892	6,982
CVRD, ‘A’ (Preference)	4,313	109
Gerdau SA (Preference)	110,700	1,072
Gerdau SA ADR	47,927	466
		8,629
Oil & Gas
Petrobras SA (Preference)	19,697	908
Petrobras SA ADR (Preference)	147,956	6,812
Petrobras SA ADR	102,463	5,341
		13,061
Road & Rail
All America Latina Logistica SA	40,220	1,197
Wireless Telecommunication Services
Telesp Celular Participacoes SA (Preference)	(a)305,876	$1,300
Telesp Celular Participacoes SA	14,157	10
		1,310
		41,281
Chile (1.2%)
Electric Utilities
Enersis SA ADR	408,000	4,260
China/Hong Kong (5.5%)
Airlines
Air China Ltd., ‘H’	(a)956,000	322
Auto Components
Norstar Founders Group Ltd.	1,503,000	428
Communications Equipment
China Techfaith Wireless Communication Technology Ltd. ADR	(a)31,100	506
Foxconn International Holdings Ltd.	(a)1,063,000	791
		1,297
Computers & Peripherals
TPV Technology Ltd.	2,038,000	1,361
Electric Utilities
China Resources Power Holdings Co.	1,995,000	1,109
Huadian Power International Co.	2,862,000	806
		1,915
Electronic Equipment & Instruments
Kingboard Chemical Holdings Ltd.	499,000	1,588
Food & Staples Retailing
Lianhua Supermarket Holdings Co., Ltd., ‘H’	552,000	628
Wumart Stores, Inc., ‘H’	280,000	451
		1,079
Food Products
Global Bio-Chem Technology Group Co., Ltd.	2,258,000	1,398
Health Care Equipment & Supplies
Moulin Global Eyecare Holdings Ltd.	(b)568,000	@—

Household Durables
Grande Holdings Ltd.	536,000	499
Insurance
China Life Insurance Co., Ltd., ‘H’	(a)2,021,000	1,376

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

Portfolio of Investments (cont’d)	June 30, 2005 (unaudited)

	Shares	Value (000)
China/Hong Kong (cont’d)
Insurance (cont’d)
Ping An Insurance Group Co. of China Ltd., ‘H’	837,000	$1,342
		2,718
Metals & Mining
Asia Aluminum Holdings Ltd.	7,698,000	905
Yanzhou Coal Mining Co., Ltd., ‘H’	1,305,600	1,018
		1,923
Specialty Retail
GOME Electrical Appliances Holdings Ltd.	1,088,000	937
Textiles, Apparel & Luxury Goods
Fountain Set Holdings Ltd.	1,239,000	636
Victory City International Holdings Ltd.	1,051,000	339
		975
Trading Companies & Distributors
Shougang Concord Century Holdings Ltd.	3,415,000	281
Transportation Infrastructure
Hainan Meilan International Airport Co., Ltd., ‘H’	636,000	364
Hopewell Highway Infrastructure Ltd.	1,296,000	933
		1,297
Wireless Telecommunication Services
China Mobile Hong Kong Ltd.	632,000	2,337
		20,355
Colombia (0.4%)
Commercial Banks
BanColombia SA ADR	95,800	1,532
Egypt (1.5%)
Tobacco
Eastern Tobacco	72,753	2,701
Wireless Telecommunication Services
MobiNil	90,272	2,835
		5,536
India (6.8%)
Automobiles
Hero Honda Motors Ltd.	99,900	1,328
Mahindra & Mahindra Ltd.	76,000	975
		2,303
Commercial Banks
HDFC Bank Ltd.	95,000	1,385
Industrial Development Bank of India Ltd.	178,000	$417
Punjab National Bank Ltd.	(b)28,500	249
UTI Bank Ltd.	66,000	375
UTI Bank Ltd. GDR	(a)83,000	459
		2,885
Construction Materials
Gujarat Ambuja Cements Ltd. GDR	547,500	761
Gujarat Ambuja Cements, Ltd.	127,500	173
		934
Diversified Telecommunication Services
Mahanagar Telephone NigamLtd.	234,000	623
Electrical Equipment
ABB Ltd.	39,281	1,201
Bharat Heavy Electricals Ltd.	151,700	3,015
		4,216
Household Products
Hindustan Lever Ltd.	269,500	1,012
Industrial Conglomerates
Siemens India Ltd.	15,000	671
Internet Software & Services
IndiaInfo.com PCL	(b)116,052	@—
IT Services
Infosys Technologies Ltd.	56,408	3,052
Wipro Ltd.	57,500	1,012
		4,064
Metals & Mining
Hindalco Industries Ltd.	24,600	679
Oil & Gas
Oil & Natural Gas Corp., Ltd.	56,700	1,330
Pharmaceuticals
Aventis Pharma Ltd.	26,000	763
Cipla Ltd.	118,000	854
GlaxoSmithkline Pharmaceuticals Ltd.	42,000	775
Glenmark Pharmaceuticals Ltd.	115,000	714
		3,106
Road & Rail
Container Corp. of India Ltd.	41,600	887
Thrifts & Mortgage Finance
Housing Development Finance Corp., Ltd.	59,000	1,198
Tobacco
ITC Ltd.	12,000	455

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

Portfolio of Investments (cont’d)	June 30, 2005 (unaudited)

	Shares	Value (000)
India (cont’d)
Tobacco (cont’d)
ITC Ltd. GDR (Registered)	11,500	$429
		884
		24,792
Indonesia (0.7%)
Commercial Banks
Bank Central Asia Tbk PT	2,520,000	928
Bank Rakyat Indonesia PT	2,872,000	852
		1,780
Metals & Mining
Bumi Resources Tbk PT	(a)4,857,500	413
Tobacco
Gudang Garam Tbk PT	245,000	317
		2,510
Israel (0.7%)
Aerospace & Defense
Elbit Systems Ltd.	1	@—
Software
Check Point Software Technologies Ltd.	(a)129,544	2,565
		2,565
Malaysia (1.8%)
Commercial Banks
Commerce Asset Holdings Bhd	532,000	706
Construction & Engineering
Road Builder Holdings Bhd	434,500	272
Electric Utilities
Tenaga Nasional Bhd	648,200	1,790
Hotels, Restaurants & Leisure
Magnum Corp. Bhd	1,145,000	650
Resorts World Bhd	222,000	554
		1,204
Multi-Utilities & Unregulated Power
YTL Corp. Bhd	834,933	1,176
Real Estate
Bandar Raya Developments Bhd	729,000	288
MK Land Holdings Bhd	1,271,000	367
SP Setia Bhd	733,500	786
		1,441
		6,589
Mexico (10.2%)
Beverages
Femsa ADR	47,800	2,847

Commercial Banks
Grupo Financiero Banorte SA de CV, ‘O’	243,860	$1,611
Construction & Engineering
Empresas ICA Sociedad Controladora SA de CV	(a)1,319,200	536
Empresas ICA Sociedad Controladora SA de CV ADR	(a)75,300	183
		719
Food & Staples Retailing
Wal-Mart de Mexico SA ADR	49,915	2,025
Wal-Mart de Mexico SA de C.V., ‘V’	2,176,358	8,858
		10,883
Household Products
Kimberly-Clark de Mexico SA de CV, ‘A’	416,990	1,431
Media
Grupo Televisa SA ADR	134,040	8,323
Wireless Telecommunication Services
America Movil SA de CV, ‘L’ ADR	193,577	11,539
		37,353
Morocco (0.3%)
Commercial Banks
Banque Marocaine du Commerce Exterieur	17,800	1,135
Poland (3.3%)
Commercial Banks
Bank Pekao SA	30,780	1,325
Powszechna Kasa
Oszczednosci Bank Polski SA	(a)322,466	2,613
		3,938
Diversified Telecommunication Services
Telekomunikacja Polska SA	160,878	989
Telekomunikacja Polska SA GDR	(a)657,500	4,074
		5,063
Media
Agora SA	95,328	1,820
TVN SA	(a)92,248	1,351
		3,171
		12,172
Russia (8.1%)
Beverages
Efes Breweries International N.V. GDR	(a)46,582	1,572

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

Portfolio of Investments (cont’d)	June 30, 2005 (unaudited)

	Shares	Value (000)
Russia (cont’d)
Commercial Banks
Sberbank RF GDR	(a)66,200	$4,412
Food & Staples Retailing
Pyaterochka Holding N.V. GDR	(a)106,939	1,540
Food Products
Wimm-Bill-Dann Foods OJSC ADR	(a)113,500	1,865
Metals & Mining
Highland Gold Mining Ltd.	412,400	1,226
Peter Hambro Mining plc	(a)88,458	1,025
		2,251
Oil & Gas
LUKOIL ADR	334,576	12,306
OAO Gazprom ADR (Registered)	26,400	953
		13,259
Paper & Forest Products
Alliance Cellulose Ltd., ‘B’	(b)156,075	@—
Wireless Telecommunication Services
Mobile Telesystems ADR	47,700	1,605
Mobile Telesystems GDR	(a)69,600	2,359
Vimpel-Communications ADR	(a)30,900	1,051
		5,015
		29,914
South Africa (11.1%)
Commercial Banks
Standard Bank Group Ltd.	627,117	6,076
Construction & Engineering
Aveng Ltd.	929,800	1,726
Construction Materials
Pretoria Portland Cement Co., Ltd.	16,300	564
Diversified Financial Services
African Bank Investments Ltd.	1,038,900	2,912
Diversified Telecommunication Services
Telkom SA Ltd.	154,870	2,536
Food & Staples Retailing
Massmart Holdings Ltd.	398,026	2,677
Shoprite Holdings Ltd.	731,000	1,609
		4,286
Food Products
AVI Ltd.	4,800	10
Household Durables
Steinhoff International Holdings Ltd.	1,118,700	2,582
Industrial Conglomerates
Barloworld Ltd.	134,500	$1,921
Murray & Roberts Holdings Ltd.	590,200	1,242
		3,163
Insurance
Metropolitan Holdings Ltd.	628,700	957
Sanlam Ltd.	3,900	7
		964
Media
Naspers Ltd., ‘N’	227,100	2,829
Metals & Mining
Harmony Gold Mining Co., Ltd.	188,229	1,634
Harmony Gold Mining Co., Ltd. ADR	89,796	768
Impala Platinum Holdings Ltd.	19,235	1,724
		4,126
Specialty Retail
Edgars Consolidated Stores Ltd.	60,600	2,640
Lewis Group Ltd.	(a)211,000	1,158
		3,798
Wireless Telecommunication Services
MTN Group Ltd.	799,440	5,319
		40,891
South Korea (12.1%)
Airlines
Korean Air Lines Co., Ltd.	50,680	853
Auto Components
Hankook Tire Co., Ltd.	242,660	2,910
Hyundai Mobis	47,770	3,197
Kumho Tire Co., Inc. GDR	(a)61,930	449
		6,556
Automobiles
Hyundai Motor Co.	31,750	1,754
Hyundai Motor Co. (2nd Preference)	15,850	564
		2,318
Capital Markets
Daishin Securities Co., Ltd. (Preference)	49,260	472
Commercial Banks
Pusan Bank	83,930	743
Shinhan Financial Group Co., Ltd.	98,010	2,535
		3,278
Construction & Engineering
Daelim Industrial Co.	6,390	341

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

Portfolio of Investments (cont’d)	June 30, 2005 (unaudited)

	Shares	Value (000)
South Korea (cont’d)
Construction & Engineering (cont’d)
Doosan Heavy Industries and Construction Co., Ltd.	97,660	$1,591
GS Engineering & Construction Corp.	72,710	2,390
		4,322
Electric Utilities
Korea Electric Power Corp.	26,940	826
Electronic Equipment & Instruments
Samsung SDI Co., Ltd.	24,230	2,262
Food Products
Orion Corp.	15,680	2,309
Insurance
Samsung Fire & Marine Insurance Co., Ltd.	8,980	726
Machinery
Doosan Infracore Co., Ltd.	52,180	456
Hyundai Heavy Industries Co., Ltd.	16,800	839
Samsung Heavy Industries Co., Ltd.	84,810	764
STX Shipbuilding Co., Ltd.	57,440	1,350
		3,409
Oil & Gas
S-Oil Corp.	11,550	919
SK Corp.	15,650	828
		1,747
Pharmaceuticals
Hanmi Pharm Co., Ltd.	6,260	424
Semiconductors & Semiconductor Equipment
Hynix Semiconductor, Inc.	(a)56,690	920
Samsung Electronics Co., Ltd.	15,397	7,295
Samsung Electronics Co., Ltd. (Preference)	7,060	2,304
		10,519
Textiles, Apparel & Luxury Goods
Cheil Industries, Inc.	79,660	1,281
Handsome Co., Ltd.	68,600	649
		1,930
Tobacco
KT&G Corp.	62,340	2,439
		44,390
Taiwan (11.9%)
Airlines
Eva Airways Corp.	(a)1,448,866	699
Auto Components
Cheng Shin Rubber Industry Co., Ltd.	540,984	$606
Chemicals
Formosa Plastics Corp.	218,000	355
Nan Ya Plastics Corp.	237,000	349
		704
Commercial Banks
Chinatrust Financial Holding Co.	1,472,091	1,601
Mega Financial Holding Co., Ltd.	2,844,000	1,867
Taishin Financial Holdings Co., Ltd.	1,139,450	953
		4,421
Computers & Peripherals
Acer, Inc.	159,842	314
Catcher Technology Co., Ltd.	336,600	1,935
Infortrend Technology, Inc.	402,225	839
		3,088
Construction & Engineering
CTCI Corp.	1,171,543	642
Diversified Financial Services
Polaris Securities Co., Ltd.	971,505	480
Electrical Equipment
Phoenixtec Power Co., Ltd.	577,730	620
Electronic Equipment & Instruments
AU Optronics Corp.	(a)1,435,000	2,384
Delta Electronics, Inc.	1,053,479	1,632
Delta Electronics, Inc. GDR	(a)81,867	637
HON HAI Precision Industry Co., Ltd.	715,893	3,705
HON HAI Precision Industry Co., Ltd. GDR	26,500	274
Radiant Opto-Electronics Corp.	181,000	595
		9,227
Household Durables
Tsann Kuen Enterprise Co., Ltd.	(a)629,025	863
Insurance
Cathay Financial Holding Co., Ltd.	1,126,000	2,266
Shin Kong Financial Holding Co., Ltd.	3,565,163	3,591
		5,857
Leisure Equipment & Products
Asia Optical Co., Inc.	379,504	2,614

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

Portfolio of Investments (cont’d)	June 30, 2005 (unaudited)

	Shares	Value (000)
Taiwan (cont’d)
Leisure Equipment & Products (cont’d)
Largan Precision Co., Ltd.	124,713	$816
		3,430
Machinery
Kaulin Manufacturing Co., Ltd.	351,050	354
Marine
Yang Ming Marine Transport	345,000	307
Metals & Mining
China Steel Corp.	666,000	671
Semiconductors & Semiconductor Equipment
MediaTek, Inc.	253,270	2,180
Taiwan Semiconductor Manufacturing Co., Ltd.	1,558,045	2,692
United Microelectronics Corp.	(a)4,917,000	3,554
Vanguard International Semiconductor Corp.	31,000	30
		8,456
Software
Cyberlink Corp.	136,417	403
Springsoft, Inc.	423,984	881
		1,284
Wireless Telecommunication Services
Far EasTone Telecommunications Co., Ltd.	744,000	950
Taiwan Mobile Co., Ltd.	958,000	986
		1,936
		43,645
Thailand (4.2%)
Commercial Banks
Bangkok Bank PCL (Foreign)	919,300	2,392
Kasikornbank PCL (Foreign)	1,436,700	1,976
Siam City Bank PCL (Foreign)	1,092,300	692
Siam Commercial Bank PCL (Foreign)	586,000	667
		5,727
Construction & Engineering
CH. Karnchang PCL (Foreign)	1,266,700	347
Italian-Thai Development PCL (Foreign)	4,962,000	1,152
Sino Thai Engineering & Construction PCL (Foreign)	(a)1,010,000	261
		1,760
Diversified Telecommunication Services
True Corp. PCL (Foreign)	(a)2,558,900	644
Food & Staples Retailing
CP Seven Eleven PCL (Foreign)	(b)5,122,000	$700
Siam Makro PCL (Foreign)	100,700	149
		849
Household Durables
Asian Property Development PCL (Foreign)	3,878,600	340
Lalin Property PCL (Foreign)	1,145,300	140
Land & Houses PCL (Foreign)	2,602,400	437
		917
Metals & Mining
Banpu PCL (Foreign)	118,100	425
Oil & Gas
PTT PCL (Foreign)	341,600	1,802
Thai Oil PCL (Foreign)	(b)365,800	559
		2,361
Real Estate
MBK PCL (Foreign)	207,300	241
Wireless Telecommunication Services
Advanced Info Service PCL (Foreign)	646,900	1,532
Total Access Communication PCL	(a)350,000	1,120
		2,652
		15,576
Turkey (4.5%)
Airlines
Turk Hava Yollari	(a)442,000	2,493
Building Products
Trakya Cam Sanayii AS	408,885	1,382
Commercial Banks
Akbank TAS	196,613	1,129
Turkiye Garanti Bankasi AS	(a)416,858	1,792
Yapi ve Kredi Bankasi AS	(a)781,963	2,983
		5,904
Construction Materials
Akcansa Cimento AS	443,899	1,776
Industrial Conglomerates
Enka Insaat ve Sanayi AS	130,038	1,444
Media
Dogan Yayin Holding	(a)709,173	1,781
Hurriyet Gazetecilik ve Matbaacilik AS	740,892	1,758
		3,539
		16,538
TOTAL COMMON STOCKS (Cost $265,924)		352,560

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

Portfolio of Investments (cont’d)	June 30, 2005 (unaudited)

	Shares	Value (000)
INVESTMENT COMPANIES (1.0%)
India (0.6%)
Morgan Stanley Growth Fund	(a)(c)4,694,400	$2,447
Poland (0.4%)
Narodowy Fundusz Inwestycyjny Empik Media & Fashion SA	(a)762,586	1,401
TOTAL INVESTMENT COMPANIES (Cost $2,299)		3,848

Face
Amount
(000)
DEBT INSTRUMENTS (0.0%)
India (0.0%)
Metals & Mining
Shri Ishar Alloy Steels Ltd. 15.00% (expired maturity) (Cost $408)	INR	(b)(d)581	@—

No. of
Warrants
WARRANTS (0.0%)
Thailand (0.0%)
Sino Thai Engineering & Construction PCL, expiring 4/18/08 (Cost $13)	(a)168,333	17

	Face
	Amount
	(000)
SHORT-TERM INVESTMENT (2.0%)
United States (2.0%)
Repurchase Agreement
J.P. Morgan Securities, Inc., 3.40%, dated 6/30/05, due 7/1/05, repurchase price $7,174 (Cost $7,173)	$ (e)7,173	7,173
TOTAL INVESTMENTS (98.9%) (Cost $275,817)		363,598
OTHER ASSETS IN EXCESS OF LIABILITIES (1.1%)		4,028
NET ASSETS (100%)		$367,626

(a)	Non-income producing.
(b)	Security was valued at fair value - At June 30, 2005, the Fund held $1,508,000 of fair-valued securities, representing 0.4% of net assets.
(c)

Investment in Security of Affiliated Issuer — The Morgan Stanley Growth Fund, acquired at a cost of $891,309, is advised by an affiliate of the Adviser. During the six months ended June 30, 2005, there were no purchases or sales of this security. The Fund derived no income from this security during the six months ended June 30, 2005.

(d)	Security is in default.
(e)

Represents the Fund’s undivided interest in a joint repurchase agreement which has a total value of $779,270,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 3.739% to 5.627%, due 6/1/32 to 3/1/35; Federal National Mortgage Association, Conventional Pools, 4.001% to 5.373%, due 5/1/32 to 7/1/35, which had a total value of $794,856,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Fund from the SEC.

@	Face Amount/Value is less than $500.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
INR	Indian Rupee

Foreign Currency Exchange Contract Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
HKD	2,385	$307	7/5/05	USD	307	$307	$ @—
USD	44	44	7/1/05	MXN	473	44	@—
USD	1	1	7/5/05	THB	46	1	@—
USD	43	43	7/1/05	ZAR	284	43	@—
USD	160	160	7/5/05	ZAR	1,063	160	@—
ZAR	24,545	3,687	7/22/05	USD	3,745	3,745	58
ZAR	75,766	11,257	11/14/05	USD	11,851	11,851	594
		$15,499				$16,151	$652

HKD	—	Hong Kong Dollar
MXN	—	Mexican Peso
THB	—	Thai Baht
ZAR	—	South African Rand

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

Portfolio of Investments (cont’d)	June 30, 2005 (unaudited)

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry, as a percentage of total investments.

*  Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled “Other”.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

Financial Statements (unaudited)

Statement of Assets and Liabilities

June 30, 2005 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $274,926)	$361,151
Investment in Security of Affiliated Issuer, at Value (Cost $891)	2,447
Cash	6
Receivable for Investments Sold	3,277
Foreign Currency, at Value (Cost $1,922)	1,927
Dividends Receivable	1,191
Unrealized Appreciation on Foreign Currency Exchange Contracts	652
Tax Reclaims Receivable	293
Interest Receivable	23
Other	14
Total Assets	370,981
Liabilities:
Payable For:
Investments Purchased	2,524
Investment Advisory Fees	373
Custodian Fees	178
Deferred Country Tax	114
Directors’ Fees and Expenses	18
Administration Fees	9
Other Liabilities	139
Total Liabilities	3,355
Net Assets
Applicable to 17,882,866, Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$367,626
Net Asset Value Per Share	$20.56
Net Assets Consist of:
Common Stock	$179
Paid-in Capital	283,324
Undistributed (Distributions in Excess of) Net Investment Income	2,308
Accumulated Net Realized Gain (Loss)	(7,989)
Unrealized Appreciation (Depreciation) on Investments, Foreign Currency Exchange Contracts and Translations (Net of $114 Deferred Country Tax)	89,804
Net Assets	$367,626

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

Financial Statements

Statement of Operations

Six Months Ended June 30, 2005 (unaudited) (000)
Investment Income
Dividends (Net of $281 of Foreign Taxes Withheld)	$5,464
Interest	238
Total Investment Income	5,702
Expenses
Investment Advisory Fees (Note B)	2,219
Custodian Fees (Note D)	288
Administration Fees (Note C)	142
Professional Fees	77
Stockholder Reporting Expenses	39
Stockholder Servicing Agent	8
Directors’ Fees and Expenses	5
Other Expenses	44
Total Expenses	2,822
Waiver of Administration Fees (Note C)	(87)
Expense Offset (Note D)	@—
Net Expenses	2,735
Net Investment Income (Loss)	2,967
Net Realized Gain (Loss) on:
Investments (Net of Country Taxes of $20)	27,701
Foreign Currency Transactions	(135)
Net Realized Gain (Loss)	27,566
Change in Unrealized Appreciation (Depreciation) on:
Investments (Net of Decrease in Deferred Country Tax Accruals of $118)	(13,311)
Foreign Currency Translations	1,992
Change in Unrealized Appreciation (Depreciation)	(11,319)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	16,247
Net Increase (Decrease) in Net Assets Resulting from Operations	$19,214

@ Amount is less than $500.

Statement of Changes in Net Assets

	Six Months Ended June 30, 2005 (unaudited) (000)	Year Ended December 31, 2004 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$2,967	$3,404
Net Realized Gain (Loss)	27,566	41,598
Change in Unrealized Appreciation (Depreciation)	(11,319)	24,635
Net Increase (Decrease) in Net Assets Resulting from Operations	19,214	69,637
Distributions from and/or in Excess of:
Net Investment Income	—	(1,620)
Capital Share Transactions:
Repurchase of Shares (29,982 and 87,409 Shares, Respectively)	(522)	(1,179)
Total Increase (Decrease)	18,692	66,838
Net Assets:
Beginning of Period	348,934	282,096
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $2,308 and $(659), Respectively)	$367,626	$348,934

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

Selected Per Share Data and Ratios	Financial Highlights

	Six Months Ended June 30, 2005		Year Ended December 31,
	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$19.48		$15.67	$10.08	$10.68	$11.03	$21.26
Net Investment Income (Loss)	0.17	†	0.19 †	0.14 †	0.03 †	0.03	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	0.91		3.70	5.58	(0.65)	(0.43)	(8.04)
Total from Investment Operations	1.08		3.89	5.72	(0.62)	(0.40)	(8.19)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.09)	(0.17)	(0.01)	—	—
Net Realized Gain	—		—	—	—	—	(2.31)
Total Distributions	—		(0.09)	(0.17)	(0.01)	—	(2.31)
Anti-Dilutive Effect of Share Repurchase Program	0.00	#	0.01	0.04	0.03	0.05	0.27
Net Asset Value, End of Period	$20.56		$19.48	$15.67	$10.08	$10.68	$11.03
Per Share Market Value, End of Period	$18.15		$17.57	$14.71	$8.34	$8.63	$8.75
TOTAL INVESTMENT RETURN:
Market Value	3.30	%**	20.11%	78.24%	(3.28)%	(1.37)%	(34.60)%
Net Asset Value (1)	5.49	%**	25.07%	57.02%	(5.49)%	(3.17)%	(36.74)%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$367,626		$348,934	$282,096	$186,568	$201,117	$213,205
Ratio of Expenses to Average Net Assets(2)	1.54	%*	1.53%	1.67%	1.75%	1.85%	1.64%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.68	%*	1.15%	1.17%	0.23%	0.21%	(0.73)%
Portfolio Turnover Rate	27	%**	57%	83%	75%	83%	81%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.54	%*	N/A	N/A	N/A	N/A	N/A
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.59	%*	1.54%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.63	%*	1.14%	N/A	N/A	N/A	N/A

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†	Per share amounts are based on average shares outstanding.
#	Amount is less than $0.005 per share.
*	Annualized
**	Not Annualized

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

Notes to Financial Statements	June 30, 2005 (unaudited)

The Morgan Stanley Emerging Markets Fund, Inc. (the “Fund”) was incorporated on August 27, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Fund’s investment objective is long-term capital appreciation through investments primarily in equity securities.

A.    Accounting Policies:   The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation:   Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2.              Repurchase Agreements:   The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3.              Foreign Currency Translation:   The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•                  investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•                  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations

Morgan Stanley Emerging Markets Fund, Inc.

Notes to Financial Statements (cont’d)	June 30, 2005 (unaudited)

arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A substantial portion of the Fund’s net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

4.              Foreign Currency Exchange Contracts:   The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5.              Other:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date, (except for certain dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.    Investment Advisory Fees:   Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.25% of the Fund’s average weekly net assets.

C.    Administration Fees:   MS Investment Management also serves as Administrator to the Fund pursuant to an administration agreement for a monthly fee, computed weekly and payable monthly, which on an annual basis equals to 0.08% of the average weekly net assets of the Fund. As approved by the Board of Directors, MS Investment Management has agreed to

Morgan Stanley Emerging Markets Fund, Inc.

Notes to Financial Statements (cont’d)	June 30, 2005 (unaudited)

limit the administration fee so that it will be no greater than the old administration fee of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended June 30, 2005, $87,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and J.P. Morgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

D.    Custodian Fees:   JPMorgan Chase Bank serves as custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.     Federal Income Taxes:   It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/ or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 were as follows:

2004 Distributions		2003 Distributions
Paid From:		Paid From:
(000)		(000)
	Long-term		Long-term
Ordinary	Capital	Ordinary	Capital
Income	Gain	Income	Gain
$1,620	$—	$2,982	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences are generally due to differing treatments of gains and losses related to foreign currency transactions and gains on certain equity securities designated as issued by passive foreign investment companies. Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

At December 31, 2004, the Fund did not have distributable earnings on a tax basis.

At June 30, 2005, the U.S. Federal income tax cost basis of investments was $275,817,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $87,781,000 of which $100,995,000 related to appreciated securities and $13,214,000 related to depreciated securities.

At December 31, 2004, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $34,791,000 available to offset future capital gains of which $17,009,000 will expire on December 31, 2009 and $17,782,000 will expire on December 31, 2010. During the year ended December 31, 2004, the Fund utilized capital loss carryforward for U.S. Federal income tax purposes of approximately $41,672,000.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

Morgan Stanley Emerging Markets Fund, Inc.

Notes to Financial Statements (cont’d)	June 30, 2005 (unaudited)

Net capital, currency and passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2004, the Fund deferred to January 1, 2005, for U.S. Federal income tax purposes, post- October currency losses of $753,000.

F.     Contractual Obligations:   The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.    Other:   During the six months ended June 30, 2005, the Fund made purchases and sales totaling approximately $96,465,000 and $94,110,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

For the six months ended June 30, 2005, the Fund incurred $2,209 of brokerage commissions with Morgan Stanley & Co., an affiliate of the Adviser.

Additionally, during the six months ended June 30, 2005, the Fund paid $1,770 in brokerage commissions to China International Capital Corporation (Hong Kong) Limited (CICC), an affiliated broker/dealer.

On July 30, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares traded from their net asset value. For the six months ended June 30, 2005, the Fund repurchased 29,982 of its shares at an average discount of 12.00% from net asset value per share. Since the inception of the program, the Fund has repurchased 4,941,484 of its shares at an average discount of 19.57% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Reporting to Stockholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1(800)548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s website at www.sec.gov.

Morgan Stanley Emerging Markets Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Fund, Inc.

American Stock Transfer & Trust Company

Dividend Reinvestment and Cash Purchase Plan

59 Maiden Lane

New York, New York 10030

1(800)278-4353

Item 2. Code of Ethics.

Not applicable for semi-annual reports

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies — Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Required disclosure beginning with fiscal year end 12/31/05.

Item 9. Closed-End Fund Repurchases

Morgan Stanley Emerging Markets Fund, Inc.*

TOTAL NUMBER OF
			SHARES PURCHASED AS	MAXIMUM NUMBER
			PART OF PUBLICLY	OF SHARES THAT MAY YET
	TOTAL NUMBER OF	AVERAGE PRICE	ANNOUNCED PLANS	BE PURCHASED UNDER
Period	SHARES PURCHASED	PAID PER SHARE	OR PROGRAMS	THE PLANS OR PROGRAMS
January	—	—	—	Unlimited
February	—	—	—	Unlimited
March	11,523	$17.96	11,523	Unlimited
April	7,381	$16.90	7,381	Unlimited
May	11,078	$17.10	11,078	Unlimited
June	—	—	—	Unlimited

* The Share Repurchase Program commenced on 7/30/1998

** The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics — Not applicable for Semi-annual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley Emerging Markets Fund, Inc.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 23, 2005

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	August 23, 2005